Exhibit 10.2

        RECORDING REQUESTED BY AND UPON RECORDATION RETURN TO: Holland & Hart LLP 222 South Main, Suite 2200 Salt Lake City, Utah 84101 Attn: Brent Andrewsen, Esq. _____________________________________________________________________________________ APN(s): Set forth on Exhibit A DEED OF TRUST WITH POWER OF SALE, SECURITY AGREEMENT,  FINANCING STATEMENT AND ASSIGNMENT OF PRODUCTION THIS INSTRUMENT COVERS THE INTEREST OF DEBTOR IN MINERALS OR THE LIKE BEFORE EXTRACTION AND THE SECURITY INTEREST CREATED BY THIS INSTRUMENT ATTACHES TO SUCH MINERALS AS EXTRACTED AND TO THE ACCOUNTS RESULTING FROM THE SALE THEREOF AT THE WELLHEAD OR MINEHEAD. THIS INSTRUMENT COVERS THE INTEREST OF DEBTOR IN FIXTURES. THIS FINANCING STATEMENT IS TO BE FILED FOR RECORD, AMONG OTHER PLACES, IN THE REAL PROPERTY RECORDS. PRODUCTS OF THE COLLATERAL ARE ALSO COVERED FROM TAR SANDS HOLDINGS II, LLC, a Utah limited liability company as Trustor (Grantor) TO Alyssa H. Depew, as Trustee FOR THE BENEFIT OF Endeavor Capital Group, LLC, a Utah limited liability company as Beneficiary and Secured Party For purposes of filing this Deed of Trust as a financing statement, the mailing address of Trustor is 400 W. Morse Boulevard, Suite 220, Winter Park, Florida 32789; the mailing address of Beneficiary is 14658 Bangerter Parkway, Suite 420, Draper, Utah 84020. This instrument contains after-acquired property provisions and covers future advances and proceeds to the fullest extent allowed by applicable law. ATTENTION RECORDING OFFICER: This instrument is a deed of trust and a security agreement and financing statement under the Utah Uniform Commercial Code. This instrument creates a lien on rights in WORKSITE\117237\0003\36480313.v10-7/14/26 or relating to lands and mineral interests of Trustor which are described in Exhibit A hereto or in documents described in Exhibit A. DEED OF TRUST WITH POWER OF SALE, SECURITY AGREEMENT,  FINANCING STATEMENT AND ASSIGNMENT OF PRODUCTION This Deed of Trust with Power of Sale, Security Agreement, Financing Statement and Assignment of Production (this "Deed of Trust") is made as of July 14, 2026, by TAR SANDS HOLDINGS II, LLC, a Utah limited liability company, as Trustor (together with its successor and assigns, "Trustor"), whose address is 400 W. Morse Boulevard, Suite 220, Winter Park, Florida 32789, and Alyssa H. Depew, who is a member of the Utah State Bar, and her successors and substitutes in trust, (hereinafter respectively the "Trustee"), whose address is 36 S. State St., Ste. 1900, Salt Lake City, Utah 84111 for the benefit of Endeavor Capital Group, LLC, a Utah limited liability company (together with any successors or assigns in such capacity, "Beneficiary" and "Secured Party"). W I T N E S S E T H: WHEREAS, Trustor's parent, Integrated Rail & Resources Inc. (f/k/a Uinta Infrastructure Group Corp.), a Delaware corporation, as borrower ("Borrower") is indebted to Beneficiary pursuant to that certain Promissory Note, dated December 12, 2025, as amended by an Amendment to Promissory Note, dated April 1, 2026, and a Second Amendment to Promissory Note, dated July 14, 2026, together with all amendments, modifications, renewals, extensions, restatements, replacements and supplements thereto, and together with all accrued and unpaid interest, default interest, late charges, fees, costs, expenses, protective advances, enforcement costs, attorneys' fees, collection costs and other amounts now or hereafter owing thereunder or in connection therewith (collectively, the "Note"); WHEREAS, the obligations evidenced by the Note are secured, supported or otherwise enhanced by, among other things, that certain Confession of Judgment dated December 12, 2025 executed by Borrower in favor of Beneficiary (the "Confession of Judgment") and that certain Right of First Refusal Agreement dated December 12, 2025, by and between Borrower and Beneficiary, having such Memorandum of Right of First Refusal recorded on December 30, 2025 as Entry No. 2025008143 in Book 1940 at Page 546 of the official real property records of Uintah County, Utah (the "ROFR" and "Prior Security Instrument"). WHEREAS, Trustor acknowledges and agrees that one or more Events of Default have occurred and are continuing under the Note including, without limitation, nonpayment of amounts due on June 30, 2026 (the "Existing Defaults"). WHEREAS, Trustor has requested that Beneficiary accept the lien and security interests granted under this Deed of Trust as additional, substitute, and replacement collateral to secure the obligations evidenced by the Note. Beneficiary is willing to accept this Deed of Trust as additional, substitute, and replacement collateral to secure the obligations evidenced by the Note, strictly subject to the terms of this Deed of Trust and without waiver, release, impairment, novation, satisfaction,  -2- WORKSITE\117237\0003\36480313.v10-7/14/26 merger or discharge of any obligation, default, claim, remedy, lien, security interest, judgment lien, right or priority now held by or accrued in favor of Beneficiary. WHEREAS, This Deed of Trust is intended to secure the full and prompt payment and performance of the Note and the obligations, to evidence Trustor's reaffirmation of the Secured Indebtedness and the Existing Defaults, and to grant to Trustee, in trust, for the benefit of Beneficiary, a lien upon and security interest in the Property described herein as additional collateral for the existing loan obligations. Trustor wishes to provide further assurance and security to Beneficiary, and Beneficiary required that Trustor grant to Beneficiary, to secure the Borrower's obligations under the Note, a security interest in and a deed of trust lien upon the Trust Property. WHEREAS, Trustor, acting herein by and through its proper officers, in its capacity as the owner of the Trust Property and Trustor, who have heretofore been duly authorized, hereby agrees as follows: ARTICLE 1  GRANT 1.1 Lien. In order to secure (i) the prompt payment and performance in full when due, whether by lapse of time, acceleration, mandatory prepayment or otherwise of the repayment obligations of Borrower under the Note and this Deed of Trust (together, the "Secured Indebtedness"), (ii) the performance and observance by Borrower of each covenant, agreement, term, provision, obligation and condition contained in the Note and (iii) the performance and observance by Trustor of each covenant, agreement, term, provision, obligation and condition contained in this Deed of Trust, Trustor, for valuable consideration, the receipt of which is hereby acknowledged, and in consideration of the debt and trust mentioned herein, has granted, bargained, sold, conveyed, transferred and assigned, and by these presents does hereby grant, bargain, sell, convey, transfer and assign to Trustee for the benefit of Beneficiary, the following described property and all proceeds and products of such property, including, without limitation, casualty and condemnation proceeds ("Property"): (a) all of that real property located in the County of Uintah, State of Utah, described on Exhibit A attached hereto, together with all buildings and other improvements, fixtures and equipment now or hereafter located on the real property, all right, title, interest, and privileges of Trustor in and to all streets, roads, and alleys used in connection with or pertaining to such real property, all water and water rights, (including shares of stock or other evidence of ownership in irrigation, canal and other stock water companies, and water diversion and delivery infrastructure associated with Trustor's water rights and shares), all mineral rights, mineral interests, and mineral estates, including without limitation all oil, gas, coal, metals, minerals, mineral materials of every kind and character, including specifically all tar sands and bituminous sands, together with all hydrocarbons and hydrocarbon-bearing substances ("Minerals") in, on or under the real property, all appurtenances, easements, rights and rights of way appurtenant or related thereto, and all air rights, development rights and credits, licenses and permits related to the real property. The listing of specific rights or property shall not be interpreted as a limit of general terms. (b) all right, title, and interest, whether now owned and existing or hereafter acquired or arising, of Trustor in and to the leasehold and leasehold estate created by the ground lease with the State of Utah, through the School and Institutional Trust Lands Administration, leases, rights of way, easements, or other documents described in Exhibit A attached hereto and incorporated herein for all purposes or described or referred to in the documents described in Exhibit A, without regard to  -3- WORKSITE\117237\0003\36480313.v10-7/14/26 any surface acreage and/or depth limitations set forth in Exhibit A, and all readjustments, substitutions, renewals, and extensions thereof and all new leases, rights of way, easements, or other documents (i) in which an interest is acquired by Trustor after the termination or expiration of any lease, right of way, easement, or other document described or referred to in Exhibit A, and (ii) that covers all or any part of the Property described in and covered by such terminated or expired lease, right of way, easement, or other document, to the extent, and only to the extent, such new leases, rights of way, easements, or other documents may cover such Property (all of the foregoing in this subsection (b) being the "Leases"); (c) all right, title, and interest, whether now owned and existing or hereafter acquired or arising, of Trustor in and to the lands subject to the Leases and any and all other lands described or referred to in Exhibit A, without regard to any surface acreage and/or depth limitations set forth in Exhibit A (the "Lands"), including, without limitation, Minerals and leasehold estates in and to the Lands; (d) all right, title, and interest, whether now owned and existing or hereafter acquired or arising, of Trustor in and to any of the Minerals in, on, or under the Lands, including, without limitation, all contractual rights, fee interests, leasehold interests, royalty interests, overriding royalty interests, nonparticipating royalty interests, mineral interests, production payments, net profits interests, or any other interest measured by or payable out of production of Minerals from the Leases and/or Lands; (e) all of the foregoing interests of Trustor as such interests may be enlarged by the discharge of any payments out of production or by the removal of any charges or encumbrances; (f) all right, title, and interest, whether now owned and existing or hereafter acquired or arising, of Trustor in, to, and under or derived from any present or future operating, farmout, bidding, pooling, unitization, and communitization agreements, assignments, and subleases, whether or not described in Exhibit A, to the extent, and only to the extent, that such agreements, assignments, and subleases cover or include any right, title, and interest, whether now owned and existing or hereafter acquired or arising, of Trustor in and to all or any portion of the Leases and/or the Lands, and all units created by any such pooling, unitization, and communitization agreements and all units formed under orders, regulations, rules, or other official acts of any United States of America, State of Utah, County of Uintah, and any political subdivision, agency, department, commission, district, board, bureau or instrumentality of any of the foregoing which now or hereafter has jurisdiction over Trustor or all or any portion of the Property subject to this Deed of Trust (collectively, "Governmental Authority"), to the extent and only to the extent that such units cover or include all or any portion of the Leases and/or the Lands; (g) all right, title, and interest, whether now owned and existing or hereafter acquired or arising, of Trustor in, to, and under or derived from all presently existing and future rents, revenues, royalties, income, proceeds, profits, security, payments in lieu of production, advance payment agreements, Mineral sales, exchange, refining, and processing contracts and agreements, and other benefits paid or payable to the Trustor for using, leasing, licensing, possessing, operating, residing in, selling the Property, including, without limitation, those contracts and agreements that are described or referred to in Exhibit A, to the extent, and only to the extent, those contracts and agreements cover or include all or any portion of the Leases and/or the Lands; (h) all right, title, and interest, whether now owned and existing or hereafter acquired or arising, of Trustor in and to all geological, geophysical, engineering, accounting, title,  -4- WORKSITE\117237\0003\36480313.v10-7/14/26 legal, and other technical or business data concerning the Property, Minerals, or any other item of property that are in the possession of the Trustor, and all books, files, records, magnetic media, computer records, and other forms of recording or obtaining access of such data; and (i) all right, title, and interest, whether now owned and existing or hereafter acquired or arising, of Trustor in, to, and under or derived from all existing and future permits, licenses, easements, and similar rights and privileges that relate to or are appurtenant to any of the Leases and/or the Lands, including, without limitation, those permits, licenses, easements, and similar rights and privileges described or referred to in Exhibit A ("Permits"). Notwithstanding anything to the contrary contained in this Section 1.1, if the documents or contracts governing or relating to any of the properties identified in this Section 1.1 (or the terms of, or applicable to, the same) contain enforceable restrictions on the assignment or transfer of any Trustor's rights thereunder, then the liens granted under this Deed of Trust shall be limited only to the extent necessary to comply with such enforceable restrictions (with such limitation automatically ceasing upon removal of, or receipt of any consent with respect to, such restrictions). Furthermore, if the legal descriptions included herein do not fully and accurately describe the Trust Property necessary to accomplish the intent of the parties hereto, the parties agree to reasonably cooperate to amend this Deed of Trust to add or modify as necessary the legal descriptions of the Trust Property. 1.2 Security Interest. Trustor, for the same consideration, hereby grants to Beneficiary a continuing security interest in all improvements and all personal property of any kind or character defined in and subject to the provisions of the Uniform Commercial Code ("UCC"), including, but not limited to, substitutions and replacements for, accessions to, and the proceeds and products from any and all of such improvements and personal property, as well as any and all "as-extracted collateral" as such term is defined in the UCC, whether now owned and existing or hereafter acquired or arising, and situated on any of the Lands, including, but not limited to, pipe, casing, tubing, rods, storage tanks, boilers, loading racks, pumps, foundations, warehouses, and all other personal property and equipment of every kind and character upon, incident, appurtenant, or belonging to and used in connection with the interest of Trustor, whether now owned and existing or hereafter acquired or arising, in the Lands and/or the Leases, including all Minerals produced or to be produced to the account of Trustor from the Lands and all accounts receivable, general intangibles, and contract rights of Trustor in connection with the Lands and/or the Leases and all proceeds, products, substitutions, and exchanges thereof (the Lands, the Leases, and the real and personal property interests described in this Section, and the Property being the "Trust Property"). Notwithstanding anything to the contrary contained in this Section 1.2, if the documents or contracts governing or relating to any of the properties identified in this Section 1.2 (or the terms of, or applicable to, the same) contain enforceable restrictions on the assignment or transfer of any Trustor's rights thereunder, then the liens granted under this Deed of Trust shall be limited only to the extent necessary to comply with such enforceable restrictions (with such limitation automatically ceasing upon removal of, or receipt of any consent with respect to, such restrictions). 1.3 Assignment of Security. Trustor, for the same consideration, hereby grants to Beneficiary any and all rights of Trustor to liens securing payment of proceeds from the sale of production from the Trust Property. 1.4 After-Acquired Property. Trustor, for the same consideration, hereby grants, bargains, sells, conveys, transfers, and assigns to the Trustee or grants to Beneficiary a continuing security interest in, as the case may be, all additional right, title, or interest which Trustor may hereafter acquire or become entitled to in the interests, properties, Lands, Leases, and in the Minerals  -5- WORKSITE\117237\0003\36480313.v10-7/14/26

in and under or produced from or attributable to any of the Lands or Leases, which additional right, title, and interest, when acquired, shall constitute "Trust Property," the same as if expressly described and conveyed herein. 1.5 Habendum. TO HAVE AND TO HOLD all and singular the Trust Property and all other Property which, by the terms hereof, has or may hereafter become subject to the liens of this Deed of Trust, together with all rights, hereditaments, and appurtenances in anywise belonging thereto, to the Trustee or Beneficiary, as the case may be, or the successors or assigns of either of them upon the terms, provisions, and conditions set forth herein. ARTICLE 2  GENERAL AGREEMENTS This conveyance is made, IN TRUST, HOWEVER, to secure and enforce the payment of the following indebtedness, obligations, and liabilities: 2.1 Payment of Secured Indebtedness. Borrower shall pay promptly and when due all amounts owing by Borrower in respect of the Secured Indebtedness, including, without limitation, the indebtedness evidenced by the Note, bearing interest and being payable as provided therein or as provided in the Note. 2.2 Impositions. Trustor shall pay prior to delinquency all general taxes, special taxes, special assessments, water charges and water assessments, sewer charges, and any other charges, fees, taxes, claims, levies, expenses, liens and assessments, ordinary or extraordinary, governmental or nongovernmental, statutory or otherwise (all of the foregoing being herein collectively referred to as "Impositions"), that may be asserted against the Trust Property or any part thereof or Trustor's interest therein. 2.3 Payment of Impositions by Beneficiary. Upon the occurrence and during the continuance of an Event of Default (as hereinafter defined), Beneficiary is hereby authorized to make or advance, in the place and stead of Trustor, any payment relating to Impositions. Beneficiary may do so according to any bill, statement, or estimate procured from the appropriate public office without inquiry into the accuracy or the validity of any Impositions, lien, sale, forfeiture, or related title or claim. Beneficiary is further authorized to make or advance, in place of Trustor, any payment relating to any apparent or threatened adverse title, lien, statement of lien, encumbrance, claim, charge, or payment otherwise relating to any other purpose herein and hereby authorized, but not enumerated in this Section 2.3, whenever, in Beneficiary's judgment and discretion, such advance is necessary to protect the full security intended to be created by this Deed of Trust. All such advances and indebtedness authorized by this Section 2.3 shall constitute Secured Indebtedness and shall be repayable by Trustor upon demand with interest at the Default Rate. 2.4 Condemnation and Eminent Domain. Trustor shall give Beneficiary prompt notice of all proceedings, instituted or threatened, seeking condemnation or a taking by eminent domain or like process (herein collectively called "Taking"), of all or any part of the Trust Property or affecting any related easement or appurtenance (including severance of, consequential damage to, or change in grade of streets), and shall deliver to Beneficiary copies of any and all papers served in connection with any such proceeding. Beneficiary (or, after a nonjudicial trustee's sale or entry of judicial decree of foreclosure, the purchaser at the nonjudicial trustee's or judicial foreclosure sale or decree creditor, as the case may be) is hereby authorized at its option to participate in such proceeding and control the same and to be represented therein by counsel of its own choice, and Trustor will deliver, or cause to  -6- WORKSITE\117237\0003\36480313.v10-7/14/26 be delivered to Beneficiary such instruments as may be requested by it from time to time to permit such participation or control. Trustor hereby assigns, transfers and sets over unto Beneficiary the entire proceeds of any and all awards resulting from any Taking. Beneficiary is hereby authorized to collect and receive from the condemnation authorities all awards and is further authorized to give appropriate receipts and acquittances. Such award or payment, less the amount of any expenses incurred in litigating, arbitrating, compromising, or settling any claim arising out of a Taking, shall be applied in the same manner as if they were proceeds from a casualty loss covered by insurance. 2.5 Prohibited Liens; Prohibited Transfers. (a) Trustor shall not create, suffer, or permit to be created or filed against the Property any lien superior or inferior to the lien created by this Deed of Trust. (b) Except as provided in Section 2.5(c), Trustor may not sell, lease or convey all or any part of the Trust Property or any interest therein without Beneficiary's prior written consent, which consent may be withheld in Beneficiary's sole discretion. (c) Notwithstanding Section 2.5(b), Trustor may, without Beneficiary's prior written consent (but with prior written notice to Beneficiary not less than ten (10) business days before taking any such action): (i) grant easements, rights-of-way, and licenses in the ordinary course of business that do not materially impair the value or use of the Trust Property and that do not adversely affect Beneficiary's security interest; (ii) enter into leases or subleases in the ordinary course of business for terms not exceeding one (1) year provided that any such lease or sublease shall be expressly subordinate to this Deed of Trust; (iii) dispose of worn-out, obsolete, or surplus equipment or personal property in the ordinary course of business; and (iv) release or abandon property that is no longer necessary or useful for the operation of the Trust Property, provided such release or abandonment does not impair the value of the remaining Trust Property in any material respect. 2.6 Releases. Without regard to the consideration therefor, and to the existence at that time of any inferior liens, Beneficiary may, with the prior written consent of Trustor (such consent not to be unreasonably withheld, conditioned, or delayed), direct Trustee to reconvey from the lien created hereby all or any part of the Trust Property, or release from liability any person obligated to repay any of the Secured Indebtedness, without affecting the liability of any party to the Note, or this Deed of Trust, and without in any way affecting the priority of the lien created hereby; provided, however, that Trustor's consent shall not be required for (A) releases of de minimis portions of the Trust Property (individually or in the aggregate, not exceeding five percent (5%) of the fair market value of the Trust Property as of the date hereof), (B) releases required by applicable law or governmental authority, or (C) releases of property that has been taken by eminent domain or condemnation. Beneficiary may agree with any liable party to extend the time for payment of any part or all of the Secured Indebtedness. Such agreement shall not in any way release or impair the lien created by this Deed of Trust or reduce or modify the liability of any person or entity obligated personally to repay the Secured Indebtedness, but shall extend the lien created by this Deed of Trust as against the title of all parties having any interest in the Trust Property. 2.7 Further Assurances. Trustor agrees that, upon the request of Beneficiary from time to time, it will, at Trustor's sole cost and expense, execute, acknowledge and deliver all such additional instruments and further assurances of title and will do or cause to be done all such further acts and things as may be necessary to fully effectuate the intent of this Deed of Trust. In the event that Trustor shall fail to do any of the foregoing, Beneficiary may, in its sole discretion, do so in the  -7- WORKSITE\117237\0003\36480313.v10-7/14/26

name of Trustor, and Trustor hereby appoints Beneficiary as its attorney-in-fact to do any of the foregoing. ARTICLE 3  WARRANTIES 3.1 Warranty of Title. Trustor hereby binds itself, its legal representatives, successors, and assigns, to warrant and forever defend, subject only to the Permitted Liens (as defined below), all and singular the Trust Property to the Trustee and the successors and assigns of the Trustee forever against every Person whomsoever lawfully claiming or to claim the same or any part thereof. Notwithstanding that this Deed of Trust covers all of the right, title, and interest, whether now owned and existing or hereafter acquired or arising, of Trustor in and to the Trust Property, Trustor, for itself, its legal representatives, successors, and assigns, further covenants, represents, and warrants that Trustor has good and defensible title, subject only to the Permitted Liens, to the Trust Property. As used herein, "Permitted Liens" means only the following encumbrances, each of which shall be expressly subordinate and junior in priority to the lien created by this Deed of Trust: (i) general real property taxes, special assessments, and other governmental charges not yet due and payable or being contested in good faith by appropriate proceedings diligently conducted for which adequate reserves have been established; and (ii) minor easements, rights-of-way, restrictions, reservations, and other encumbrances of record as of the date hereof that do not, individually or in the aggregate, materially impair the value, use, or operation of the Trust Property for its intended purposes. 3.2 Additional Warranties. In consideration of the Secured Indebtedness, Trustor, for itself, its legal representatives, successors, and assigns, covenants, represents, and warrants that: (a) Leases in Effect. All of the Leases specifically described or referred to in Exhibit A are in full force and effect in all material respects. All covenants, express or implied, in respect of the Leases specifically described or referred to in Exhibit A, or of any assignment of any of such Leases, which may affect the validity of any of such Leases, have been performed to the extent that failure to do so could reasonably be expected to negatively impact Trustor's title to the Leases or Trustor's operations of the Leases. (b) Interests Free of Liens. The interests of Trustor in the Trust Property are free and clear of all liens except for Permitted Liens (as defined in Section 3.1). All gross production taxes and all taxes as to which non-payment could result in a lien against any of the Trust Property have been paid, except those which are being contested in good faith by appropriate proceedings diligently conducted and for which adequate reserves have been provided. (c) Benefit. Trustor acknowledges and agrees that Trustor is an affiliate and subsidiary of Borrower, that Borrower and Trustor are engaged in related business activities, and that the making of the Note directly benefitted Trustor. Trustor has determined that its execution and delivery of this Deed of Trust and the granting of the liens and security interests created hereby are in its best interests and are reasonably expected to benefit Trustor. (d) Authority to Encumber. Trustor represents, warrants, covenants, and agrees that Trustor has full power, authority, and legal right under its organizational documents, applicable law, and all required company approvals to own the Trust Property, to execute and deliver this Deed of Trust, to grant, mortgage, convey, pledge, assign, and encumber the Trust Property as security for the obligations of Borrower as set forth in the Note, and to perform all of Trustor's obligations under this Deed of Trust. Trustor further represents and warrants that the execution, delivery, and performance of  -8- WORKSITE\117237\0003\36480313.v10-7/14/26

this Deed of Trust have been duly authorized by all necessary action of Trustor, do not violate Trustor's organizational documents, and constitute the legal, valid, and binding obligations of Trustor, enforceable against Trustor in accordance with their terms. ARTICLE 4  COVENANTS OF TRUSTOR In consideration of the Secured Indebtedness, Trustor, for itself, its legal representatives, successors, and assigns, covenants and agrees as follows: 4.1 Maintenance of Leases. Trustor will keep and continue all Leases, estates, and interests herein described and all contracts and agreements relating thereto in full force and effect, in all material respects, in accordance with the terms thereof and will not permit the same to lapse or otherwise become impaired for failure to comply with the obligations thereof, whether express or implied. In this connection, Trustor shall not release, amend, modify, surrender, or terminate any of the Leases without the prior written consent of Beneficiary. 4.2 Maintenance of Property. Trustor will keep and maintain all improvements, personal property, and equipment now or hereafter situated on the Lands and constituting a portion of the Trust Property and used or obtained in connection therewith in good repair and condition, ordinary wear and tear excepted, and will not tear down or remove the same or permit the same to be torn down or removed, except in the usual course of operations as may be required for replacement when otherwise in compliance with the provisions of this Deed of Trust. 4.3 Environmental Compliance. Any extraction, development, or utilization of the Minerals shall comply with all applicable federal, state, and local environmental laws, regulations, and permits. 4.4 Compliance with Operating Agreements. Trustor agrees to pay promptly all bills for labor and materials incurred in the operation of the Trust Property and will promptly pay its share of all costs and expenses incurred under any joint operating agreement affecting the Trust Property or any portion thereof; will furnish Beneficiary, as and when reasonably requested, full information as to the status of any joint account maintained with others under any such operating agreement; will not take any action to incur any liability or Lien thereunder. 4.5 Access to Trust Property. During the continuance of an Event of Default or as otherwise provided in the Note, Trustor will permit Beneficiary to visit and inspect the Trust Property. 4.6 Waivers. Trustor hereby expressly waives, to the full extent permitted by applicable law, any and all rights or benefits it may have by reason of the defense of the statute of limitations in any action hereunder or for the collection of any indebtedness or the performance of any obligation secured hereby, any rights or privileges of marshalling of assets, sale in inverse order of alienation, appraisements, and valuation. Notwithstanding the foregoing, Trustor does not waive (i) any right to assert defenses based on the actual payment or satisfaction in full of the Secured Indebtedness, (ii) any right to assert defenses based on Beneficiary's fraud, gross negligence, or willful misconduct, or (iii) any right to receive notices required under applicable law or this Deed of Trust. 4.7 Right to Release. Subject to Section 2.6, Beneficiary at all times shall have the right to release any part of the Trust Property now or hereafter subject to the liens of this Deed of Trust, any  -9- WORKSITE\117237\0003\36480313.v10-7/14/26

part of the proceeds of production or other income herein or hereafter assigned or pledged, or any other security it now has or may hereafter have securing the Secured Indebtedness, without releasing any other part of the Trust Property, proceeds, or income, and without affecting the liens hereof as to the part or parts of the Trust Property, proceeds, or income not so released or the right to receive future proceeds and income. 4.8 Intentionally Omitted. 4.9 Hazardous Substances Indemnification. Trustor hereby agrees to defend (with counsel reasonably acceptable to Beneficiary and Trustor), indemnify, and hold Beneficiary and its shareholders, members, partners, officers, directors, employees, agents, attorneys-infact, affiliates, successors, and assigns, and the Trustee and its successors and assigns (collectively, the "Indemnified Parties") harmless from and against any and all claims, demands, actions, causes of action, losses, damages, liabilities, costs, expenses, fines, penalties, charges, administrative and judicial proceedings and orders, judgments, remedial actions, requirements, enforcement actions, liens, and encumbrances of any kind (collectively, "Environmental Claims"), and all costs and expenses incurred in connection therewith (including, without limitation, reasonable attorneys' fees, expert witness fees, consultant fees, laboratory fees, court costs, and costs of investigation, monitoring, cleanup, removal, remediation, response, and restoration), to the extent arising directly or indirectly from: (i) the presence, release, threatened release, discharge, storage, treatment, generation, use, handling, transportation, or disposal of any Hazardous Substances on, under, from, or affecting the Trust Property at any time during Trustor's ownership, operation, or control thereof and directly caused by Trustor's acts or omissions or those of its agents, employees, contractors, or invitees; (ii) any actual violation by Trustor of any Environmental Law relating to the Trust Property or the operations conducted thereon; (iii) any Environmental Claim relating to the Trust Property to the extent directly caused by the acts or omissions of Trustor or its agents, employees, contractors, or invitees; (iv) any breach by Trustor of any environmental representation, warranty, or covenant contained in this Deed of Trust; or (v) any contamination of any Trust Property to the extent directly caused by the acts or omissions of Trustor or its agents, employees, contractors, or invitees. The indemnification obligations under this Section 4.9 shall not apply to Environmental Claims to the extent directly caused by: (i) Hazardous Substances present on, under, or migrating to or from the Trust Property prior to Trustor's acquisition of the Trust Property (except to the extent exacerbated by Trustor's actions); (ii) Hazardous Substances introduced, released, or deposited on, under, or from the Trust Property by any Indemnified Party or any of their respective agents, employees, contractors, representatives, or invitees; (iii) the gross negligence, fraud, or willful misconduct of any Indemnified Party or any of their respective agents, employees, contractors, representatives, or invitees; (iv) any material breach of this Deed of Trust by any Indemnified Party; (v) any illegal act by any Indemnified Party or any of their respective agents, employees, contractors, representatives, or invitees; or (vi) any Environmental Claims arising from the acts or omissions of any Indemnified Party while in possession or control of the Trust Property following a foreclosure or deed in lieu of foreclosure. Trustor shall promptly notify Beneficiary in writing, but in no event later than five (5) Business Days after Trustor's knowledge thereof, of: (i) any release, discharge, or threatened release of any Hazardous Substances on, under, from, or affecting the Trust Property in any quantity requiring reporting, investigation, or remediation under any Environmental Law; (ii) any notice, claim, demand, suit, order, directive, or other communication from any Governmental Authority or third party regarding any actual or alleged violation of Environmental Laws or any Environmental Claim relating to the Trust Property; (iii) any pending or threatened investigation, inquiry, proceeding, or enforcement action by any Governmental Authority relating to Hazardous Substances or  -10- WORKSITE\117237\0003\36480313.v10-7/14/26

Environmental Laws affecting the Trust Property; (iv) any material change in the environmental condition of the Trust Property; or (v) any circumstance that could reasonably be expected to result in an Environmental Claim or liability under Environmental Laws. Such notice shall include a detailed description of the matter, copies of all relevant documents, and Trustor's proposed response or remediation plan. 4.10 Performance of Mining Contracts. Trustor will perform and observe in all material respects all of its obligations under any mineral rights contract attributable to the Trust Property and will not, except in good faith and as the result of arm's length negotiations and with prior written notice to Beneficiary, materially change, modify, amend or waive any of the terms or provisions of any such contract or take any other action which would release any other party from its obligations or liabilities under any such mineral rights contract. 4.11 Covenants Running with the Land. All covenants and agreements herein contained shall constitute covenants running with the Land. 4.12 Lien Priority and Discharge Covenants. (a) Trustor shall not, without the prior written consent of Beneficiary, create, incur, assume, permit, or suffer to exist any lien, encumbrance, charge, or claim on or against the Trust Property, except for Permitted Liens (as defined in Section 3.1). Any consent granted by Beneficiary under this Section 4.11(a) shall not be deemed a waiver of Beneficiary's right to withhold consent to any future lien or encumbrance. (b) If any lien, encumbrance, or claim (other than a Permitted Lien) is asserted, filed, or otherwise attached to the Trust Property, Trustor shall discharge, bond, or otherwise remove such lien, encumbrance, or claim within thirty (30) days after Trustor receives notice or becomes aware of such lien, encumbrance, or claim, whichever is earlier. If Trustor fails to discharge, bond, or remove such lien within such thirty (30) day period, Beneficiary may (but shall not be obligated to) pay, satisfy, or discharge such lien and add the amounts so paid, together with interest at the Default Rate, to the Secured Indebtedness. (c) Trustor shall promptly notify Beneficiary in writing upon becoming aware of any lien, encumbrance, or claim (other than a Permitted Lien) that is asserted, filed, or otherwise attached to the Trust Property, or any circumstance that could reasonably be expected to result in such a lien, encumbrance, or claim. 4.13 SITLA Lease Protections. Trustor shall: (a) promptly deliver to Beneficiary copies of all notices, correspondence, and documents received from or delivered to SITLA; (b) not amend, modify, surrender, or terminate the SITLA Lease without Beneficiary's prior written consent; (c) exercise any renewal options if directed by Beneficiary; and (d) use commercially reasonable efforts to obtain a subordination, non-disturbance, and attornment agreement from SITLA in form acceptable to Beneficiary. Beneficiary shall have the right, but not the obligation, to cure any default under the SITLA Lease. ARTICLE 5  DEFEASANCE, FORECLOSURE AND OTHER REMEDIES 5.1 Defeasance. When all Secured Indebtedness, all fees and expenses of Beneficiary and any other sums owing to the Beneficiary under the Note and this Deed of Trust, have been paid and  -11- WORKSITE\117237\0003\36480313.v10-7/14/26 performed in full and the obligations have terminated (the "Termination Date"), the conveyance of the Trust Property shall become of no further force and effect, the lien granted hereunder shall automatically terminate, and Beneficiary shall, within ten (10) Business Days following the Termination Date, deliver to Trustee a written request for reconveyance and surrender to Trustee for cancellation this Deed of Trust. Upon Trustee's receipt of the written request by Beneficiary, and any other reasonably required documents, Trustee shall promptly release and reconvey, without recourse or warranty, the Trust Property or that portion then held. Trustor shall pay Beneficiary's reasonable, documented, out-of-pocket costs for preparing and recording the reconveyance; provided, however, that Beneficiary's obligation to deliver the reconveyance request shall not be conditioned upon Trustor's prior payment of such costs. 5.2 Events of Default. Each of the following shall constitute an Event of Default under this Deed of Trust: (a) Failure to Perform. Trustor fails to pay any monetary obligation under this Deed of Trust when due; or Trustor fails to perform or comply with any other requirement, covenant or condition contained in this Deed of Trust as and when required, and such failure continues for seven (7) days after written notice thereof from Beneficiary to Trustor; provided, however, that no such notice or cure period shall apply to any failure that constitutes, or would with the passage of time constitute, a default under Section 5.2(b); or (b) Default Under Note. There occurs any "Default" or "Event of Default" under the Note. During the continuance of an Event of Default, Beneficiary may, at its option, declare all of the Secured Indebtedness immediately due and payable under an Event of Default. 5.3 Acceleration and Exercise of Power of Sale. During the continuance of any Event of Default while the Secured Indebtedness or any part thereof remains unpaid, upon written request of Beneficiary, Trustee shall execute a written notice of such Event of Default and of Trustee's election to cause the Trust Property to be sold to satisfy the Secured Indebtedness. As a condition precedent to any such sale, Trustee shall give and record such notice as the law then requires. When the minimum period of time required by law after such notice has elapsed, Trustee, without notice to or demand upon Trustor except as required by law, shall sell the Trust Property at the time and place of sale fixed by it in the notice of sale, at one or several sales, either as a whole or in separate parcels and in such manner and order, all as Beneficiary in its sole discretion may determine, at public auction to the highest bidder for cash, in lawful money of the United States, payable at the time of sale. Except as otherwise provided by law, neither Trustor nor any other person or entity other than Beneficiary shall have the right to direct the order in which the Trust Property is sold. Subject to requirements and limits imposed by law, Trustee may from time to time postpone sale of all or any portion of the Trust Property by public announcement at such time and place of sale. Trustee shall deliver to the purchaser at such sale a deed conveying the Trust Property or portion thereof so sold, but without any covenant or warranty, express or implied. The recitals in the deed of any matters or facts shall be conclusive proof of the truthfulness thereof. Any person, including Trustee, Trustor or Beneficiary may purchase at the sale. 5.4 Rights as Secured Party. Upon the occurrence of any Event of Default, Beneficiary shall be entitled to all of the rights, powers, and remedies afforded a secured party by the UCC with respect to the Trust Property, including, without limitation, personal property, fixtures and as-extracted collateral in which Beneficiary has been granted a security interest hereby, or Beneficiary may  -12- WORKSITE\117237\0003\36480313.v10-7/14/26

proceed in accordance with the provisions hereof as to both the real and personal property covered hereby. 5.5 Application of Proceeds of Sale. Unless otherwise required by Utah Code Annotated § 57-1-29, the Trustee and Beneficiary are authorized to receive the proceeds of each sale of Trust Property and apply the same as follows: FIRST: to the payment of all necessary costs and expenses incident to the execution of this Deed of Trust; SECOND: to any and all Secured Indebtedness then hereby secured, application to be made in such order and in such manner as Beneficiary may, in its discretion, elect; THIRD: the balance, if any, to Trustor or its successors or assigns, or other Person legally entitled thereto. 5.6 Statements by Trustee. It is agreed that in any deed or deeds given by any Trustee any and all statements of fact or other recitals therein made as to the identity of the holder or holders of the Secured Indebtedness, or as to default in the payments thereof or any part thereof, or as to the breach of any covenants herein contained, or as to the request to sell, notice of sale, time, place, terms and manner of sale, and receipt, application, and distribution of the money realized therefrom, or as to the due and proper appointment of a substitute trustee, and, without being limited by the foregoing, as to any other or additional act or thing having been done by Beneficiary or the Trustee, shall be taken by all courts of law and equity as prima facie evidence that statements or recitals state facts. Trustor does hereby ratify and confirm any and all acts that the Trustee may lawfully do in the premises by virtue of the terms and conditions of this Deed of Trust. 5.7 Suit to Collect and Foreclose. Beneficiary, at its election, or the Trustee, upon written request of Beneficiary, may proceed by suit or suits, at law or in equity, to enforce the payment of the Secured Indebtedness in accordance with the terms hereof and of the notes, guaranties, or other documents evidencing it, and to foreclose the lien of this Deed of Trust as against all or any portion of the Trust Property and to have such Trust Property sold under the judgment or decree of a court of competent jurisdiction. 5.8 Beneficiary or Trustee as Purchaser. Beneficiary or the Trustee may be a purchaser of all or any portion of the Trust Property at any sale thereof, whether such sale be under the power of sale hereinabove vested in the Trustee, upon any other foreclosure of the lien hereof, or otherwise. Beneficiary or the Trustee so purchasing shall, upon any such purchase, acquire title to the Trust Property so purchased, free of the lien of this Deed of Trust and free of all rights of redemption in Trustor. 5.9 Entry and Operation. Upon the occurrence of and during the continuance of any Event of Default, then in each and every such case and in addition to the other rights and remedies hereunder, the Trustee or Beneficiary, whether or not the Secured Indebtedness shall have become due and payable, may, but shall not be obligated to, enter into and upon and take possession of all or any portion of the Trust Property and may exclude Trustor, its agents and servants wholly therefrom and have, hold, use, operate, manage, and control all or any portion of the Trust Property and produce the Minerals therefrom and market the same, all at the sole risk and expense of Trustor and at the expense of the Trust Property, applying the net proceeds so derived, first, to the cost of maintenance and  -13- WORKSITE\117237\0003\36480313.v10-7/14/26

operation of such Trust Property; second, to the payment of the Secured Indebtedness, application to be made first to interest and then to principal; and the balance thereof, if any, shall be paid to Trustor. Upon such payment of all such costs and Secured Indebtedness, the Trust Property shall be returned to Trustor in its then condition, and neither the Trustee nor Beneficiary shall be liable to Trustor for any damage or injury to the Trust Property except such as may be caused through the gross negligence, fraud or willful misconduct of the Trustee or Beneficiary, as the case may be. 5.10 Power of Attorney to Beneficiary. Trustor does hereby designate Beneficiary as the agent of Trustor to act in the name, place, and stead of Trustor in the exercise of each and every remedy set forth herein and in conducting any and all operations and taking any and all action reasonably necessary to do so, recognizing such agency in favor of Beneficiary to be coupled with the interests of Beneficiary under this Deed of Trust and, thus, irrevocable so long as this Deed of Trust is in force and effect. Beneficiary shall be under no duty to exercise or withhold the exercise of any of the rights, powers, privileges and options expressly or implicitly granted to Beneficiary in this Deed of Trust, and shall not be liable for any failure to do so or any delay in doing so. Beneficiary shall not be liable for any act or omission or for any error of judgment or any mistake of fact or law in its individual capacity or its capacity as attorney-infact except acts or omissions resulting from its gross negligence, bad faith or willful misconduct. This power of attorney is conferred on Beneficiary solely to protect, preserve and realize upon its security interest in and lien on the Trust Property. 5.11 Remedies Cumulative and Non-Exclusive. The rights of entry, sale, or suit, as hereinabove or hereinafter conferred, are cumulative of all other rights and remedies herein or by law or in equity provided, and shall not be deemed to deprive Beneficiary or the Trustee of any such other legal or equitable rights or remedies, by judicial proceedings or otherwise, appropriate to enforce the conditions, covenants, and terms of this Deed of Trust. The employment of any remedy hereunder or otherwise shall not prevent the concurrent or subsequent employment of any other appropriate remedy or remedies. ARTICLE 6  ASSIGNMENT OF PRODUCTION 6.1 Assignment. In addition to the conveyance to the Trustee herein made, Trustor does hereby transfer, assign, deliver and convey unto Beneficiary, its successors and assigns, all Minerals produced, saved, or sold from the Trust Property and attributable to the interests of Trustor therein subsequent to 7:00 a.m. on the first day of the month in which this Deed of Trust is executed, together with the proceeds of any sale thereof. Subject to the terms and conditions of Section 6.2, Trustor hereby directs any purchaser now or hereafter taking any production from the Trust Property to pay to Beneficiary such proceeds derived from the sale thereof and to continue to make payments directly to Beneficiary until notified in writing by Beneficiary to discontinue the same. The purchaser of any such production shall not be required to see to the application of the proceeds thereof by Beneficiary, and payment made to Beneficiary shall be binding and conclusive as between such purchaser and Trustor. Trustor further agrees to perform all such acts and to execute all such further assignments, transfer and division orders, and other instruments as may be required or desired by Beneficiary or any other party to have such proceeds and revenues so paid to Beneficiary. 6.2 Postponement of Payment. For its convenience, Beneficiary has elected not to exercise immediately its right to receive payment to it directly of the proceeds of any sale of the Minerals produced or sold from the Trust Property and the purchasers may continue to make, and Trustor may continue to receive, such payment or delivery of the proceeds until such time as (i) an Event of Default hereunder has occurred and is continuing, and (ii) Trustor and the purchasers have  -14- WORKSITE\117237\0003\36480313.v10-7/14/26 received notice such an Event of Default has occurred and is continuing, and that the purchasers are directed to make payment or delivery of the proceeds directly to Beneficiary. Such failure by Beneficiary to exercise its rights immediately shall not in any way waive the right of Beneficiary to receive any of the proceeds, or to make any such demand, or to affect any such assignment as to any proceeds not theretofore paid or delivered to Trustor. In this regard, if any of the proceeds are paid or delivered directly to Beneficiary and then, at the request of Beneficiary, the proceeds are, for a period or periods of time, paid or delivered to Trustor, Beneficiary shall nevertheless have the right, effective upon written notice, to require that future proceeds be again paid or delivered directly to it. Beneficiary shall never be required to send any such notice to all purchasers, and may direct such notice only to those purchasers as it may, in its discretion, desire. It shall never be necessary for Beneficiary to institute legal proceedings to enforce the assignment of Minerals, proceeds, or other rents, profits, or income contained in this instrument. It shall not be necessary for Beneficiary to obtain possession of the Trust Property as a prerequisite to Beneficiary's right to collect or receive any minerals, proceeds, or other rents, profits, or income assigned to Beneficiary under this instrument. Trustor and Beneficiary expressly agree and it is the express intention of Trustor and Beneficiary that in no event will any reduction in the obligations be measured by the fair market value of the minerals, proceeds, or other rents, profits, or income assigned to Beneficiary under this instrument. 6.3 Application of Proceeds. Trustor authorizes and empowers Beneficiary to receive, hold, and collect all sums of money paid to Beneficiary in accordance with the provisions of Section 6.1, and to apply the same as hereinafter provided, all without any liability or responsibility on the part of Beneficiary, save and except Beneficiary's obligation to act in good faith in receiving and applying such sums. Beneficiary may apply all sums received by Beneficiary in accordance with Sections 6.1 and 6.2 to the payment of the Secured Indebtedness, application to be made in such manner as Beneficiary may elect, regardless of whether the application so made shall exceed the payments of principal and interest then due as provided in the Note. After such application has been so made by Beneficiary, the balance of any such sums shall be paid to Trustor. 6.4 No Postponement of Installments on Secured Indebtedness. It is understood and agreed that should such payments provided for by Section 6.1 be less than the sum or sums then due on the Secured Indebtedness, such sum or sums then due shall nevertheless be paid by Trustor in accordance with the provisions of the Note, and neither the assignment made pursuant to Section 6.1 nor any other provisions hereof shall in any manner be construed to affect the terms and provisions of the Note. Likewise, neither the assignment made pursuant to Section 6.1 nor any other provisions hereof shall in any manner be construed to affect the liens, rights, title, and remedies herein granted securing the Secured Indebtedness or the liability of Trustor therefor. The rights under this Article VI are cumulative of all other rights, remedies, and powers granted under this Deed of Trust and are cumulative of any other security which Beneficiary now holds or may hereafter hold to secure the payment of the Secured Indebtedness. 6.5 Turnover to Beneficiary. Should Trustor receive any of the proceeds of any sale of Minerals produced, saved, or sold from the Trust Property, which under the terms hereof should have been remitted to Beneficiary, Trustor will immediately remit same in full to Beneficiary. 6.6 Release of Proceeds upon Payment of Secured Indebtedness. Upon payment in full of all Secured Indebtedness and the termination of the obligations, the remainder of such proceeds held by Beneficiary, if any, shall be paid over to Trustor upon demand, and a release of the interest hereby assigned will be made, without recourse or warranty, by Beneficiary to Trustor at its request and its expense.  -15- WORKSITE\117237\0003\36480313.v10-7/14/26

6.7 Duty of Beneficiary. Beneficiary shall not be liable for any failure to collect, or for any failure to exercise diligence in collecting, any funds assigned hereunder. Beneficiary shall be accountable only for funds actually received. 6.8 Power of Attorney to Beneficiary. Trustor does hereby designate Beneficiary as the agent of Trustor to act in the name, place, and stead of Trustor for the purpose of taking any and all actions deemed by Beneficiary necessary for the realization by Beneficiary of the benefits of the assignment of production provided herein, recognizing such agency in favor of Beneficiary to be coupled with the interests of Beneficiary under this Deed of Trust and, thus, irrevocable so long as this Deed of Trust is in force and effect. ARTICLE 7  MISCELLANEOUS 7.1 Fixtures, Minerals, and Accounts. Without in any manner limiting the generality of any of the foregoing hereof, some portions of the personal property described hereinabove are or are to become fixtures on the Lands. In addition, the security interest created hereby under applicable provisions of the UCC attaches to Minerals and accounts resulting from the sale thereof, at the wellhead or minehead located on the Lands. 7.2 Financing Statement Filings. This Deed of Trust may be filed as provided in Revised Article 9 of the UCC to assure that the security interests granted by this Deed of Trust are perfected. In this connection, this Deed of Trust may be presented to a filing officer under the UCC to be filed in the real estate records as a financing statement covering minerals and fixtures. Further, Trustor authorizes Beneficiary to execute and file at any time and from time to time any and all financing statements and amendments thereto in any UCC jurisdiction, pursuant to Revised Article 9 of the UCC, as Beneficiary deems necessary in its sole discretion, in conjunction with this Deed of Trust, and Trustor expressly authorizes execution and filing of such financing statements by Beneficiary without need of signature or execution by Trustor. 7.3 Interest. Any provision in any document that may be executed in connection herewith to the contrary notwithstanding, Beneficiary shall in no event be entitled to receive or collect, nor shall any amounts received hereunder be credited so that Beneficiary shall be paid, as interest a sum greater than that authorized by law. If any possible construction of this Deed of Trust or the Note seems to indicate any possibility of a different power given to Beneficiary or any authority to ask for, demand, or receive any larger rate of interest, this clause shall override and control, and proper adjustments shall be made accordingly. 7.4 Supplements. Without in any manner limiting the effect of Section 1.4 or any other provisions of this Deed of Trust as to the binding effect of this Deed of Trust on after acquired rights of Trustor, it is contemplated by the parties hereto that from time to time additional interests and properties may or will be added to the interests and properties subject to the liens, rights, titles, and interests created by this Deed of Trust by means of supplemental indentures identifying this Deed of Trust and describing such interests and properties to be so added and included. Upon the execution of any such supplemental indenture, the liens, rights, titles, and interests created herein shall immediately attach to and be effective with respect to any such interests and properties so described, the same as if such interests and properties had been specifically described herein, and such interests and properties being included in the term "Trust Property," as used herein. 7.5 Trust is Irrevocable. The trust created hereby is irrevocable by the Trustor.  -16- WORKSITE\117237\0003\36480313.v10-7/14/26

7.6 Notices. Any notice or other communication required shall be in writing addressed to the respective party as set forth below and may be personally served, telecopied, sent by overnight courier service or U.S. registered or certified first class mail, return receipt requested, mail and shall be deemed to have been given: (a) if delivered in person, when delivered; (b) if delivered by fax, on the date of transmission if transmitted on a Business Day before 4:00 p.m. Salt Lake City Time; (c) if delivered by overnight courier, one (1) Business Day after delivery to the courier properly addressed; or (d) if delivered by U.S. mail, four (4) Business Days after deposit with postage prepaid and properly addressed. Notices shall be addressed as follows: (i) If to Trustee: Alyssa H. Depew Kirton McConkie 36 S. State St., Ste. 1900 Salt Lake City, Utah 84111 (ii) If to Trustor: TAR SANDS HOLDINGS II, LLC 400 W. Morse Boulevard, Suite 220 Winter Park, Florida 32789 Attention: Brian Feldott and with a copy (which shall not constitute notice) to: Winston Taylor LLP 800 Capitol St. Suite 2400 Houston, Texas 77002 Attn: Michael J. Blankenship (ii) If to Beneficiary: Endeavor Capital Group, LLC, 6440 S Wasatch Boulevard, Suite 105, Salt Lake City, Utah 84121 with a copy (which shall not constitute notice) to: Holland & Hart 222 South Main Street, Suite 2200 Salt Lake City, Utah 84101 Attn: Brent Andrewsen 7.7 Time of Essence. Time is of the essence of this Deed of Trust.  -17- WORKSITE\117237\0003\36480313.v10-7/14/26

7.8 Covenants Run with Land. All of the covenants of this Deed of Trust shall run with the Lands. 7.9 GOVERNING LAW. THIS DEED OF TRUST SHALL BE GOVERNED BY AND SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH THE INTERNAL LAWS OF THE STATE OF UTAH WITHOUT REGARD TO CONFLICTS OF LAW PRINCIPLES. 7.10 Severability. If any provision of this Deed of Trust, or any paragraph, sentence, clause, phrase, or word, or their application, in any circumstance, is held invalid, the validity of the remainder of this Deed of Trust shall be construed as if such invalid part were never included. 7.11 Non-Waiver. Unless expressly provided in this Deed of Trust to the contrary, no consent or waiver, express or implied, by any party, to or of any breach or default by any other party shall be deemed a consent to or waiver of the performance by such defaulting party of any other obligations or the performance by any other party of the same, or of any other, obligations. 7.12 Headings. The headings of sections and paragraphs in this Deed of Trust are for convenience or reference only and shall not be construed in any way to limit or define the content, scope, or intent of the provisions. 7.13 Grammar. As used in this Deed of Trust, the singular shall include the plural, and masculine, feminine, and neuter pronouns shall be fully interchangeable, where the context so requires. 7.14 Trust. If title to the Trust Property or any part thereof is now or hereafter becomes vested in a trustee, any prohibition or restriction against the creation of any lien on the Trust Property shall be construed as a similar prohibition or restriction against the creation of any lien on or security interest in the beneficial interest of such trust. 7.15 Successors and Assigns. This Deed of Trust shall be binding upon Trustor, its successors, assigns, legal representatives, and all other persons or entities claiming under or through Trustor. The word "Beneficiary," when used herein, shall include Beneficiary together with its successors, assigns and legal representatives. 7.16 Counterparts. This Deed of Trust may be executed in any number of separate counterparts, each of which shall collectively and separately constitute one Deed of Trust. 7.17 Beneficiary in Possession. Nothing contained in this Deed of Trust shall be construed as constituting Beneficiary a mortgagee in possession in the absence of the actual taking of possession of the Trust Property. 7.18 No Strict Construction. The parties hereto have participated jointly in the negotiation and drafting of this Deed of Trust. In the event an ambiguity or question of intent or interpretation arises, this Deed of Trust shall be construed as if drafted jointly by the parties hereto and no presumption or burden of proof shall arise favoring or disfavoring any party by virtue of the authorship of this Deed of Trust. 7.19 Reconveyance. At the Termination Date, Beneficiary shall, within ten (10) Business Days, deliver to Trustee a written request for reconveyance and irrevocably surrender to Trustee for cancellation this Deed of Trust. Upon Trustee's receipt of the written request by Beneficiary, and any  -18- WORKSITE\117237\0003\36480313.v10-7/14/26

other reasonably required documents, Trustee shall promptly release and reconvey, without warranty, the Trust Property or that portion then held. Trustor shall reimburse Beneficiary for reasonable, documented, out-of-pocket escrow, closing, recording, and reconveyance preparation costs within thirty (30) days after Beneficiary's delivery of an invoice therefor; provided, however, that Beneficiary's obligation to deliver the reconveyance request and related documents shall not be conditioned upon Trustor's prior payment of such costs. To the extent permitted by law, the reconveyance may describe the grantee as the person or persons legally entitled and the recitals of any matters or facts in any reconveyance will be conclusive proof of the truthfulness of them. Neither Beneficiary nor Trustee will have any duty to determine the rights of persons claiming to be rightful grantees of any reconveyance. When the Trust Property has been fully reconveyed, the last reconveyance will operate as a reassignment of all future rents of the Trust Property to the person legally entitled. 7.20 Utah State Law Issues. (a) Water Rights. (i) Trustor shall diligently comply with all deadlines affecting the Water Rights (as defined below) imposed by law or regulation or any governmental authority, including but not limited to the Utah State Engineer or the Utah Division of Water Rights. As used in this Section 7.20, the term "Governmental Authorities" means the United States of America, the State of Utah, the Utah State Engineer or Utah Division of Water Rights, the County of Uintah and any political subdivision, agency, department, commission, district, board, bureau or instrumentality of any of the foregoing, which now or hereafter has jurisdiction over Trustor or all or any portion of the real property subject to this Deed of Trust. (ii) Trustor shall diligently place to a beneficial use all of the water to which it has a right to divert and beneficially use under the Water Rights. To the extent Trustor cannot place any quantity of water under the Water Rights to a beneficial use, Trustor shall promptly file a nonuse application with the Utah Division of Water Rights and diligently prosecute the nonuse application and defend the Water Rights against any claim of forfeiture or abandonment. (iii) Trustor shall promptly provide the Beneficiary with copies of any document relating to the Water Rights that is filed with or delivered by the Utah State Engineer or Utah Division of Water Rights. (iv) Trustor shall promptly pay any and all fees or assessments relating to the shares of stock in any water, irrigation, ditch, lateral, and/or canal company and shall promptly provide the Beneficiary with evidence of each such payment. (v) Trustor and its predecessors in interest have placed to beneficial use all of the water to which it has a right to divert and beneficially use under the Water Rights sufficient to prevail against any claim of partial or complete forfeiture or abandonment of the Water Rights, or any lack of use associated with the Water Rights is excused under Utah Code Annotated § 73-1-4(2)(e), and the Water Rights, in whole or in part, are not subject to forfeiture or abandonment. (vi) As used herein, "Water Rights" in addition to any foregoing meaning assigned in this Deed of Trust, means and includes Water Right Nos. 45-3385 and 45-596, all other water rights and related applications, whether unapproved, approved, certificated, or decreed, wells and well rights, canals and canal rights, ditches and ditch rights, springs and spring rights, and  -19- WORKSITE\117237\0003\36480313.v10-7/14/26 reservoirs and reservoir rights owned by Trustor and appurtenant to, associated with , or used with respect to the Trust Property, and all shares of stock in water, ditch, irrigation, lateral, and/or canal companies owned by Trustor, including original certificates issued by said companies, well permits and all other evidences of any of such rights or shares; all deposits or other security now or hereafter made with or given to utility companies by Trustor; subject to the assignment to Beneficiary set forth herein, all rents, issues, income, revenues, royalties and profits now or in the future payable with respect to or otherwise derived from the Water Rights or the ownership, use, management, operation or leasing of the Water Rights, including those past due and unpaid; all right, title and interest in the Water Rights resulting from the State Engineer's approval of any application filed by Trustor to change the point of diversion, manner and/or place of use of the Water Rights, either in whole or in part; all estate, interest, right, title, other claim or demand, both in law and in equity (including, without limitation, claims or demands with respect to the proceeds of insurance in effect with respect thereto) that Trustor now has or may hereafter acquire in any of the foregoing, and any and all awards made for the taking by eminent domain, or by any proceeding of purchase in lieu thereof, of the whole or any part of the Water Rights; and all accessions to, substitutions for and replacements, products, and proceeds of any of the foregoing, including, without limitation, the conversion, voluntary or involuntary, into cash or liquidated claims of, any of the foregoing. (b) Utah Construction Registry. (i) Trustor shall timely comply with all requirements of Title 38 Chapter 1a of Utah Code Annotated with regard to filings and notices. Trustor shall cause Beneficiary to be named as a person interested in receiving electronic notices of all filings with respect to the Trust Property in the State Construction Registry in accordance with Utah Code Annotated § 38-1a-201. Trustor shall also provide to Beneficiary copies of all preliminary notices or other notices filed by any contractor, subcontractor or supplier with respect to the Trust Property that are included in the State Construction Registry and/or received by Trustor. (ii) Trustor represents and warrants to Beneficiary that it has inspected the records of the State Construction Registry and that such inspection reveals no current filings of a preliminary notice or notice of retention filed by any lien claimant (whether a pre-construction lien or a construction lien) except as disclosed to Beneficiary by Trustor in writing. Trustor further represents and warrants that no mechanic's lien claim, notice of lien, lis pendens or similar filing has been filed in the State Construction Registry in any form prior to the date hereof with respect to the Trust Property or recorded against the Trust Property. (iii) If Beneficiary or its title insurer determines that a preliminary notice has been filed in the State Construction Registry prior to the time of the recording of this Deed of Trust, Trustor shall provide to Beneficiary written evidence acceptable to Beneficiary and its title insurer that the lien claimant has accepted payment in full for construction services that the claimant furnished pursuant to Utah Code Annotated § 38-1a-503(2)(b) such that the priority for any pre-construction services lien or a construction services lien dates immediately after the recording of this Deed of Trust. (iv) Trustor shall pay and promptly discharge, at Trustor's cost and expense, all liens, encumbrances and charges upon the Trust Property, or any part thereof or interest therein whether inferior or superior to this Deed of Trust and keep and maintain the same free from the claim of all persons supplying labor, services or materials that will be used in connection with or enter into the construction of any and all buildings now being erected, if any, or that hereafter may be erected on the Trust Property regardless of by whom such services, labor or materials may have been  -20- WORKSITE\117237\0003\36480313.v10-7/14/26 contracted, provided, however, that Trustor shall have the right to contest any such claim or lien so long as Trustor previously records a notice of release of lien and substitution of alternate security as contemplated by Utah Code Annotated § 38-1a-804 and otherwise complies with the requirements of Utah Code Annotated § 38-1a-804 to release the Trust Property from such lien or claim. Notwithstanding the foregoing, Trustor may (A) with the prior written consent of Beneficiary, contest the amount of any such lien or claim related to services, labor or materials in accordance with Utah Code Annotated § 38-1a-804(7) without previously recording a notice of release of lien and substitution of alternate security or (B) appropriately bond or reserve (in cash deposited with Beneficiary) for any such lien or claim, as determined in Beneficiary's reasonable discretion. (v) If Trustor shall fail to remove and discharge any such lien, encumbrance or charge, or if Trustor shall dispute the amount thereof in contravention of the requirements hereof, then, in addition to any other right or remedy of Beneficiary, Beneficiary may, but shall not be obligated to, discharge the same either by paying the amount claimed to be due or by procuring the release of the Trust Property from the effect of such lien, encumbrance or charge by obtaining a bond in the name of and for the account of Trustor and recording a notice of release of lien and substitution of alternate security in the name of Trustor, each as contemplated by Utah Code Annotated § 38-1a-804 or other applicable law, or otherwise by giving security for such claim. Trustor shall, immediately upon demand therefor by Beneficiary, pay to Beneficiary an amount equal to all costs and expenses incurred by Beneficiary in connection with the exercise by Beneficiary of the foregoing right to discharge any such lien, encumbrance or charge, including costs of any bond or additional security, together with interest thereon from the date of such expenditure at the default rate set forth in the Note. (c) Personal Property. It is the express understanding and intent of the parties that as to any personal property interests subject to Chapter 9a of the UCC, Beneficiary, upon an Event of Default, may proceed under the UCC or may proceed as to both real and personal property interests in accordance with the provisions of this Deed of Trust and its rights and remedies in respect of real property, and treat both real and personal property interests as one parcel or package of security as permitted by Utah Code Annotated § 70A-9a-604 or other applicable law, and further may sell any shares of corporate stock evidencing water rights in accordance with Utah Code Annotated § 57-1-30 or other applicable law. (d) Deficiency. Trustor agrees to pay any deficiency, arising from any cause, to which Beneficiary may be entitled after applications of the proceeds of any sale, and Beneficiary may commence suit to collect such deficiency in accordance with Utah Code Annotated § 57-1-32 or other applicable law. To the extent the Utah Deed of Trust Act, as now existing or hereafter amended, or other statute requires that the "fair market value" or "fair value" of the Trust Property be determined as of the foreclosure date in order to enforce a deficiency against Trustor or any other party liable for repayment of the Secured Indebtedness, the term "fair market value" or "fair value" shall include those matters required by law and the additional factors set forth below: (i) The Trust Property shall be valued "as is" and "with all faults" and there shall be no assumption of restoration or refurbishment of Improvements, if any, after the date of the foreclosure. (ii) An offset to the fair market value or fair value of the Trust Property, as determined hereunder, shall be made by deducting from such value the reasonable estimated closing costs related to the sale of the Trust Property, including, but not limited to, brokerage  -21- WORKSITE\117237\0003\36480313.v10-7/14/26 commissions, title policy expenses, tax pro-rations, escrow fees, and other common charges that are incurred by the seller of real property. (iii) Trustor shall pay the costs of any appraisals and other expenses incurred in connection with any such determination of fair market value or fair value. (e) Reinstatement. If Trustor, Trustor's successor in interest or any other person having a subordinate lien or encumbrance of record on the Trust Property, reinstates this Deed of Trust and the Secured Indebtedness within three (3) months of the recordation of a notice of default in accordance with Utah Code Annotated § 57-1-31(1), such party shall pay to Beneficiary the reasonable cancellation fee contemplated by Utah Code Annotated § 57-1-31(2), as delivered by Beneficiary, in accordance with its then current policies and procedures, whereupon Trustee shall record a notice of cancellation of the pending sale. Furthermore, in addition to any Trustor payment obligations under this Deed of Trust, Trustor shall pay all costs, fees and expenses incurred by Trustee and Trustee's agents and counsel for accountings and reinstatement quotes as may be required by Utah Code Annotated § 57-1-31.5 and all such costs, fees and expenses shall be secured by this Deed of Trust. (f) Notice. Beneficiary hereby requests, pursuant to Utah Code Annotated § 57-1-26(3), a copy of any notice of default and that any notice of sale under any deed of trust or mortgage affecting the Trust Property be mailed to it at the address set forth in preamble hereto. (g) Foreclosure; Lawsuits. Beneficiary shall have the right, in one or several concurrent or consecutive proceedings, to foreclose the lien hereof upon the Trust Property or any part thereof, for the Secured Indebtedness, or any part thereof, by any proceedings appropriate under applicable law. Beneficiary or its nominee may bid and become the purchaser of all or any part of the Trust Property at any foreclosure or other sale hereunder, and the amount of Beneficiary's successful bid shall be credited against the Secured Indebtedness. Without limiting the foregoing, Beneficiary may proceed by a suit or suits in law or equity, whether for specific performance of any covenant or agreement herein contained or in aid of the execution of any power herein granted, or for any foreclosure under the judgment or decree of any court of competent jurisdiction. In addition to the right to appoint a receiver upon an Event of Default in accordance with the Utah Uniform Commercial Real Estate Receivership Act, Utah Code Annotated § 78B-21-101, Trustee or Beneficiary may also, at any time after the filing of a complaint to foreclose this Deed of Trust, request appointment of a receiver of the Trust Property by the court in which such complaint is filed, and Trustor hereby consents to such appointment. Without limiting the foregoing: (i) Beneficiary and Trustee, if and as directed by Beneficiary, may commence an action to foreclose the lien of this Deed of Trust as a mortgage in accordance with Beneficiary's rights under Utah Code Annotated § 57-1-23, or other applicable law, appoint a receiver as more particularly described in Subsection 7.3.3, or specifically enforce any of the covenants hereof. (ii) Beneficiary and Trustee, if and as directed by Beneficiary, may commence an action to foreclose the lien of this Deed of Trust as a mortgage in accordance with Beneficiary's rights under Utah Code Annotated § 57-1-23, or other applicable law, appoint a receiver as more particularly described herein, or specifically enforce any of the covenants hereof. Beneficiary may exercise the power of sale herein contained and deliver to Trustee a written statement of default or breach and cause Trustee to execute and record a notice of default and election to cause Trustor's interest in the Trust Property to be sold in accordance with Utah Code Annotated § 57-1-24 or other applicable law. After the lapse of such time as may then be required by Utah Code Annotated §  -22- WORKSITE\117237\0003\36480313.v10-7/14/26

57-1-24 through § 57-1-26 or other applicable Law following the recordation of the notice of default, and notice of default and notice of sale having been given as then required by Utah Code Annotated §§ 57-1-25 and 57-1-26 or other applicable Law, Trustee, without demand on Trustor, shall sell the Trust Property on the date and at the time and place designated in the notice of sale, either as a whole or in separate parcels, and in such order as Beneficiary may determine (but subject to Trustor's statutory right under Utah Code Annotated § 57-1-27 to direct the order in which the property, if consisting of several known lots or parcels, shall be sold), at public auction to the highest bidder, the purchase price payable in lawful money of the United States at the time of sale. The person conducting the sale may, for any cause deemed expedient, postpone the sale from time to time until it shall be completed and, in every such case, notice of postponement shall be given by public declaration thereof by such person at the time and place last appointed for the sale; provided, however, if the sale is postponed for longer than forty-five (45) days beyond the date designated in the notice of sale, notice of the time, date, and place of sale shall be given in the same manner as the original notice of sale as required by Utah Code Annotated § 57-1-27. Trustee shall execute and deliver to the purchaser a Trustee's Deed, in accordance with Utah Code Annotated § 57-1-28, conveying the Trust Property so sold, but without any covenant of warranty, express or implied. The recitals in the Trustee's Deed of any matters or facts shall be conclusive proof of the truthfulness thereof. Any person, including Beneficiary, may bid at the sale. (h) Conflicts. Anything elsewhere herein contained to the contrary notwithstanding: (i) In the event that any provision in this Deed of Trust shall be inconsistent with any provision of the law of the State where the Trust Property is located regarding foreclosure (the "State Foreclosure Law"), the provisions of the State Foreclosure Law shall take precedence over the provisions of this Deed of Trust, but shall not invalidate or render unenforceable any other provision of this Deed of Trust that can be construed in a manner consistent with State Foreclosure Law; (ii) Specifically, in the event of any amendment to the provisions of Utah Code Annotated Title 57 or other provisions of Utah Code Annotated referenced in this Deed of Trust, this Deed of Trust shall, at the sole election of Beneficiary, be deemed amended to be consistent with such amendments or Beneficiary may elect not to give effect to such deemed amendments hereto if permitted by applicable law; and (iii) If any provision of this Deed of Trust shall grant to Beneficiary (including Beneficiary acting as a mortgagee-in-possession) or a receiver appointed pursuant to the provisions of this Deed of Trust, any rights or remedies prior to, upon or following the occurrence of an Event of Default which are more limited than the rights that would otherwise be vested in Beneficiary or such receiver under the State Foreclosure Law in the absence of said provision, Beneficiary and such receiver shall be vested with the rights granted under the State Foreclosure Law to the full extent permitted by law. 7.21 Secured Indebtedness to Include Judgments; Other Collateral. The term "Secured Indebtedness" as defined in this Deed of Trust shall include, without limitation, any judgment(s) or final decree(s) rendered to collect any money obligations of Trustor to Beneficiary and/or to enforce the performance or collection of all rights, remedies, obligations, covenants, agreements, conditions, indemnities, representations, warranties, and other liabilities of the Trustor under this Deed of Trust or the Note. The obtaining of any judgment by Beneficiary (other than a judgment foreclosing this Deed of Trust) and any levy of any execution under any such judgment upon the Trust Property shall not  -23- WORKSITE\117237\0003\36480313.v10-7/14/26 affect in any manner or to any extent the lien of this Deed of Trust upon the Trust Property or any part thereof, or any liens, powers, rights and remedies of Beneficiary hereunder, but such liens, powers, rights and remedies shall continue unimpaired as before until the judgment or levy is satisfied. Furthermore, Trustor acknowledges and agrees that the Secured Indebtedness is secured by the Trust Property and various other collateral at the time of execution of this Deed of Trust. Trustor specifically acknowledges and agrees that the Trust Property, in and of itself, if foreclosed or realized upon would not be sufficient to satisfy the outstanding amount of the Secured Indebtedness. Accordingly, Trustor acknowledges that it is in Trustor's contemplation that the other collateral pledged to secure the Secured Indebtedness may be pursued by Beneficiary to the extent permitted under applicable law in separate proceedings in the various states and counties where such collateral may be located and additionally that Trustor will remain liable for any deficiency judgments in addition to any amounts Beneficiary may realize on sales of other property or any other collateral given as security for the Secured Indebtedness. Specifically, and without limitation of the foregoing, it is agreed that it is the intent of the parties hereto that in the event of a foreclosure of this Deed of Trust, that the Secured Indebtedness shall not be deemed merged into any judgment of foreclosure, but shall rather remain outstanding to the fullest extent permitted by applicable law. 7.22 Survival. Even though Trust Property may be reconveyed from the lien of this Deed of Trust subject to Article 1, any of the terms and provisions of this Deed of Trust that are intended to survive shall nevertheless survive the release or satisfaction of this Deed of Trust whether voluntarily granted by Beneficiary, as a result of a judgment upon judicial foreclosure of this Deed of Trust or in the event a deed in lieu of foreclosure is granted by Trustor to Beneficiary. 7.23 Status of the Trust Property. Trustor acknowledges that the stated purpose for which this Deed of Trust is given is not to finance, refinance or construct residential rental property for purposes of compliance with Utah Code Annotated § 57-1-25 and other applicable law. 7.24 Waiver of Certain Rights. With respect to the Trust Property, notwithstanding anything contained herein to the contrary, Trustor waives any rights or benefits it may have by reason of the defense of the statute of limitations in any action hereunder or for the collection of any indebtedness or the performance of any obligation secured hereby and any defense based on Utah's so called one-action rule, Utah Code Annotated § 78B-6-901. Notwithstanding anything to the contrary, Trustor knowingly waives, to the fullest extent permitted by applicable law, the rights, protections and benefits afforded to Trustor under Utah Code Annotated § 57-1-32 and any successor or replacement statute or any similar laws or benefits. 7.25 Utah Uniform Assignment of Rents Act. This Deed of Trust is subject to the Utah Uniform Assignment of Rents Act, Utah Code Annotated § 57-26-101 et seq. (the "Act") and Beneficiary shall have all rights thereunder. In the event of any conflict or inconsistency between the provisions of this Section 7.25 and the provisions of the Act, the provisions of the Act shall control and Beneficiary shall have all rights and remedies available under the Act which rights and remedies shall be cumulative with all rights and remedies hereunder. 7.26 Additional Obligations Secured. For purposes of Utah Code Annotated § 57-1-28, Trustor agrees that (i) all unpaid late charges, liquidated damages described in the Note, swap or interest rate hedge breakage fees and other fees, administrative processing and/or commitment fees, and all other expenses and costs set forth in the Note shall constitute a part of and be entitled to the benefits of Secured Party's deed of trust lien upon the Trust Property, and (ii) Secured Party may add all unpaid late charges, liquidated damages described in the Note, swap or interest rate hedge breakage fees and other fees, administrative processing and/or commitment fees, and all other expenses and  -24- WORKSITE\117237\0003\36480313.v10-7/14/26 costs set forth in the Note to the principal balance of this Note, and in either case Secured Party may include the amount of all unpaid late charges, swap breakage fees and other fees, expenses and costs in any credit bid Secured Party may make at a foreclosure sale of the property secured by the Deed of Trust. 7.27 Substitution of Collateral; No Novation; No Release. Trustor and Beneficiary acknowledge and agree that this Deed of Trust constitutes a substitution of collateral, and not a new loan, novation, accord and satisfaction, compromise, release or discharge, with respect to the Note or any of the obligations. The lien and security interests granted under this Deed of Trust are given as substitute collateral for the existing obligations evidenced by the Note and secured, supported or enhanced by the Prior Security Instrument. Except to the extent expressly stated in a separate written release executed by Beneficiary and recorded, if applicable, in the appropriate public records, Beneficiary does not release, waive, subordinate, impair, merge, extinguish or discharge any lien, security interest, judgment lien, claim, cause of action, remedy, right, priority, default, Event of Default or other benefit arising under or in connection with the Note, the Prior Security Instrument, this Deed of Trust, or applicable law. Trustor expressly reaffirms the Note, the Existing Defaults, and all obligations, and agrees that the obligations remain valid, binding, enforceable and unpaid. ARTICLE 8  TRUSTEE MATTERS 8.1 Actions by Trustee. At any time and from time to time upon written request of Beneficiary, payment of its fees and, in the case of full reconveyance, presentation of this Deed of Trust and the promissory notes secured hereby, without affecting the liability of any person for the payment of the Secured Indebtedness, Trustee may (a) with the consent of Trustor, join in granting any easement or creating any restriction on or relating to the Trust Property; (b) join in any subordination or other agreement affecting this Deed of Trust which is authorized in writing by Beneficiary; and (c) reconvey, without warranty, all or any part of the Trust Property upon written request of Beneficiary or as provided by law. Trustor agrees to pay reasonable Trustee's fees, including reasonable attorney's fees and legal expenses, for any of such services. 8.2 Successor Trustee. Beneficiary may appoint a successor trustee at any time by filing a notice, in accordance with Utah Code Annotated § 57-1-21, for record in the office of the county recorder of the county where the Trust Property is located. From the time such notice is executed, the new Trustee shall succeed to all the powers, duties, authority and title of Trustee. Each such substitution shall be executed, acknowledged, and notice thereof shall be given and proof thereof made in the manner provided by law. 8.3 Acceptance of Trust. Trustee accepts this trust when this Deed of Trust, duly executed and acknowledged, is made a public record as provided by law. Trustee is not obligated to notify any party hereto of pending sale under any other deed of trust or any action or proceeding in which Trustor, Beneficiary, or Trustee shall be a party, unless brought by Trustee. (SIGNATURE PAGE FOLLOWS)  -25- WORKSITE\117237\0003\36480313.v10-7/14/26

IN WITNESS WHEREOF, this Deed of Trust is executed on the date of the acknowledgement below but effective as of the 14 day of July, 2026. TRUSTOR: TAR SANDS HOLDINGS II, LLC, a Utah limited liability company By: Integrated Rail & Resources Inc, a Delaware corporation sole member By:      ______ Name: _________________________________ Title:_________________________________ ACKNOWLEDGEMENT State of    ) County of ______________  ) On this ___ day of July, 2026, before me ___________________ (notary public name) a notary public, personally appeared __________________, ___________________ of Integrated Rail & Resources Inc., the sole member of Tar Sands Holdings, II, LLC, proved on the basis of satisfactory evidence to be the person whose name is subscribed to this instrument, and acknowledged they executed the same. Witness my hand and official seal.       ______________________ Notary Public    26 WORKSITE\117237\0003\36480313.v10-7/14/26 Texas Harris Brian Feldott 16th CEO Nathaniel Eugene Jackson Brian Michael Feldott CEO Electronically signed and notarized online using the Proof platform.

Exhibit A (PROPERTY DESCRIPTION) The land referred to herein below is situated in the County of Uintah, State of Utah, and described as follows: Township 4 South, Range 21 East, SLM Section 30: Wl/2SE1/4, SE1/4SE1/4; less that portion of the SE1/4SE1/4 of said Section 30, more particularly described as follows: BEGINNING at a point which is on the East line of said Section 30, said point is North 02°2722" West along Section line 333.65 feet from the Southeast corner of said Section 30, thence along East line of said Section North 02°2722" West 50.00 feet; thence North 81°34'31" West 101.83 feet; thence South 02°27'22" East parallel with and 100.00 feet West of said East line for a distance of 68.73 feet; thence North 87°49'42" East 100.00 feet to the East line of said Section and point of beginning (containing 0.1363 acres, more or less). TOGETHER with a 40' access right of way described as follows: BEGINNING at a point which is on the East line of said Section 30, said point is North 02°27'22" West along Section line 383.65 feet from the Southeast corner of said Section 30, thence continuing along Section line North 02°27'22" West 40.73 feet; thence North 81°34'3l" West 101.83 feet; thence South 02°27'22" East 40.73 feet to the Northwest corner of said property; thence along North line of said property South 81°34'3 l" East 101. 83 feet to the point of beginning (containing 0.0952 acres, more or less). Section 31: NE 1/4NE1/4 Section 31: W1/2NE1/4, SE1/4NE1/4 Section 32: SW1/4 (surface rights only) Township 4 South, Range 20 East, SLM Section 23: S1/2NE1/4, N1/2SE1/4 Section 24: S1/2NW1/4, N1/2SW1/4 Affecting Tax Parcel Numbers: 04-007-0001; 04-008-0003; 04-008-0004; 05-087-0007; 05-088-0001; 05-088-0002; and 05-089-0001 WORKSITE\117237\0003\36480313.v10-7/14/26

Processing Facility The Processing Facility owned by Grantors is primarily based on a Modified Hot Water Extraction Process. The Processing Facility consists of an open pit mine, material crushing and sizing equipment, conditioning/agitation tanks, flotation cells for secondary froth recovery, tailings dewatering and conveying equipment, water recycle and cleaning system, froth holding and handling tanks, froth water evaporation system for dry bitumen production, froth treatment circuit, atmospheric distillation for froth treatment solvent recovery, vacuum distillation for asphalt production, product tanks for processing and storage, and a loadout for asphalt, distillates, and dry froth. The "modified hot water process" and related information, an exclusive license agreement covering the Asphalt Ridge Designated Tar Sands Area for Advanced Solvent Technology (Publication No. US-2009-0294332-Al, PCT Publication Number WO2009/147622), equipment, goods, and machinery located on the Property. Mine Plans, Ore Reports, and Business Records All mining plans, ore reports based on core drilling, drill cores, business records of operations and financial activities, and the like owned or in the possession of the Grantors. Resource Reports, Ore Data, Plant Designs and Business Records All resource reports, ore data based on core drilling, plant designs based on basic and detailed engineering activities, business records of their operating and financial activities, and the like owned or in the possession of the Grantors. Permits and Other Operational Authorizations All of the following permits (including mining, air, and stormwater/groundwater discharge permits), and other governmental authorizations to conduct mining and processing operations, including, without limitation, the following: 1. Licenses a. Business License. Crown Asphalt Ridge, LLC obtained its business license as an operating company from Uintah County, UT, which has been annually renewed. The most recent license was acquired as of December 10, 2012, effective from January 1, 2013. License NO. 2013167. b. Technology License. Korea Technology Industry America, Inc. and Crown Asphalt Ridge, LLC ("CAR") executed exclusive technology license agreement as of  -2- WORKSITE\117237\0003\36480313.v10-7/14/26

July I, 2010. This license allows CAR to use U.S. Patent Application No. 12/476,729, 'System for Separating Bitumen From Oil Sands,' in the entire Asphalt Ridge Designated Tar Sand Area, Uintah County, Utah, as established by the Department of Interior, Bureau of Land Management. 2. Permits a. Air Permits i. Administrative Amendment for Approval Order DAQE-AN0l17160001-08 for Name and Contact Information Update, and Production and Equipment Corrections, DAQE-AN0117160001-08) ii. Experimental Approval Order, DAQE-AN0l17160004-12 iii. Fugitive Dust Control Plan  b. Water Permits i. Pilot Plant for Tar Sands Bitumen Extraction Asphalt Ridge Mine, Uintah County, Utah Ground Water Discharge Permit-By-Rule, effective from May 27, 2008. ii. Storm Water Pollution Prevention Plan, prepared by JBR Environmental Consultants, Inc., and effective from April 15, 2009. iii. Utah Pollutant Discharge Elimination system (UPDES) Multi-Sector General Permit for Storm Water Discharges Associated with Industrial Activity, Coverage No. UTR000861, effective from February 10, 2010.   c. Large Mining Operation Permit i. Posting of Reclamation Surety and Final Approval, Crown Asphalt Corporation (Crown), Asphalt Tar Sands Mine, M/047/032, Uintah County, Utah, effective from November I 0, 1998. d. Conditional Use Permit i.  Initial conditional use permit was approved on April 4, 2008 from Uintah County Commissioner. ii. Expanded operation scope was additionally approved on April 1, 2009 from the said authority. 3. Leases a. The Industrial Special Use Lease Agreement No. 1363 between Crown Asphalt Ridge, L.L.C. and the State of Utah acting by and through the SITLA, pursuant to which CAR leases from SITLA real property on which an existing flare stack and related pipeline and equipment were constructed or are maintained.  -3- WORKSITE\117237\0003\36480313.v10-7/14/26

b. The Amended and Restated Special Use Lease Agreement No. 1363, dated May 1, 2022, between Tar Sands Holdings II, LLC, and SITLA, as the same may be amended, restated, supplemented, or otherwise modified from time to time. c. Oil, Gas and Minerals Lease dated effected May 1, 2008 and recorded as entry number 2008004641 in Book I 090, at Page 166 with the Uintah County Recorder's office and the Amendment and Ratification of Oil, Gas and Minerals Lease dated effective May 1, 2011 and recorded as entry number 2011003533 in Book 1233, at Page 111 with the Uintah County Recorder's office. 4. Other Agreements a. All other operating agreements and sale agreements, if any, related to the Grantor's operations in Uintah County Utah. 36480313.v5  -4- WORKSITE\117237\0003\36480313.v10-7/14/26